SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT - October 27, 2004

(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (973) 994-3999

ITEM 8.01             OTHER EVENTS.

On October 27, 2004, Columbia Laboratories, Inc., issued a press release entitled “Columbia Laboratories Receives European Approvals for STRIANT for Testosterone Replacement in Hypogonadal Men,” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01             EXHIBITS

(c) Exhibits: The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release dated October 27, 2004, entitled “Columbia Laboratories Receives European Approvals for STRIANT for Testosterone Replacement in Hypogonadal Men.”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA LABORATORIES, INC.

Date: October 27, 2004	By:	/s/ David L. Weinberg
David L. Weinberg
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number             Exhibit Description

99.1	Press Release dated October 27, 2004, entitled “Columbia Laboratories Receives European Approvals for STRIANT for Testosterone Replacement in Hypogonadal Men.”

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